Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BH

SEVENTIETH AMENDMENT

TO

MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SEVENTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	Customer desires to use, and CSG agrees to provide to Customer, CSG Roojoom as a Product under the Agreement. Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE B-1 to Schedule B, “Products”, is hereby amended to add “CSG Roojoom” to the list of CSG Products and by adding a new EXHIBIT B-1(d), which is attached to this Amendment.

2.	Additionally, SCHEDULE F, “FEES”, CSG LICENSED PRODUCTS, of the Agreement is hereby AMENDED to add a new Section III entitled “CSG Roojoom” as follows:

III.  CSG Roojoom

Description of Item	Frequency	Fees
1. Roojoom Implementation Fee (Note 2) (Note 4)	*** ****	$**********
2.License Pricing (Note 4)	*** ****	$************

Note 1: CSG license fees are based upon provision of a ******** ************** license to Customer for a ****** (**) ***** license term beginning on the date usable to Customer.

Note 2:  Initial implementation shall be provided pursuant to that certain SOW, “CSG Roojoom Implementation” (CSG document no. 4126373) pursuant to which Customer shall be invoiced fees thereunder.  Any additional customizations or out of scope items requested by Customer shall be provided pursuant to a mutually agreed Statement of Work.

Note 3: License Pricing ******** ** ********* ****** ** ********, an ********* ****** ** ******** **************, and ********* ****** ** ******** ******* ******.

Note 4: Customer agrees to be invoiced as of the 70th Amendment Effective Date and pay the $********** Implementation fee and the initial ****** License Fee of $************ in accordance with the terms of the Agreement.

Note 5: Customer is responsible for Reimbursable Expenses, if any, incurred by CSG or its Affiliates resulting from this project; Reimbursable Expenses shall be *********** *** ****** at **** ******* (*%) of the ******* and ************** **** and will be invoiced pursuant to the terms and conditions of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.

Customer and CSG agree the Fees incurred by Customer for the License Pricing for the initial ****** (**) ***** license term and Roojoom Implementation Fee as listed in the table above shall be applied to ********** ******* ******** ******** **********, as defined in the 61st Amendment to the Agreement or any future amendments altering the ********** ******* ******** ******** **********, for the applicable ******** **** in which they are invoiced, unless otherwise provided in the Agreement or an applicable SOW. For clarification, in the event ********** ******* ******** ******** ********** has been ********* *** ****, CSG and Customer agree the Fees applicable to CSG Roojoom will be applied to ********** ******* ******** ******** ********** *** ****.

4.

With the exception of the License Pricing and Roojoom Implementation Fee, Customer and CSG agree that any additional Fees incurred by CSG to Customer which are applicable to Customer’s use of CSG Roojoom shall be applied to ********** ******* ******** ******** **********, as defined in the 61st Amendment to the Agreement or any future amendments altering the ********** ******* ******** ******** **********, for the applicable ******** **** in which they are invoiced unless otherwise provided in a subsequent amendment to the Agreement or an applicable SOW. For clarification purposes, Fees incurred by Customer for CSG Roojoom shall be applied against ********** ******* ******** ******** ********** in the year in which the Fees are incurred.  Any ****** **** shall not decrement or be applied against ********** ******* ******** ******** **********.

THIS AMENDMENT is executed on the day and year last signed below (the "Effective Date").

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W. Swieringa	By: /s/ Gregory L. Cannon
Name: John W. Swieringa	Name: Gregory L. Cannon
Title: EVP & COO	Title: SVP, Secretary & General Counsel
Date: December 5, 2018	Date: Dec 7, 2018

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B-1(d)

CSG Roojoom

CSG Roojoom provides Customer the ability to provide subscribers with personalized journeys that support service utilization, upselling, self-service, and brand loyalty.  Each subscriber is assigned a private CSG Roojoom, using unique customer experience and journey management algorithms to communicate with the subscriber and create, manage and optimize real-time personalized video programs that can be used across the subscriber lifecycle touchpoints.  Each algorithm engages with the subscriber throughout the journey and each algorithm generates a personal web-site and messaging using Customer provided content.

➢Included in the CSG Roojoom Product:

•	Software License
•	Hosting and operating the CSG Roojoom platform via third party cloud solution
•	Optimization cycle for improved performance as needed (machine learning optimization, narrative, images, reach outs)
•	Monitoring and maintaining the program
•	License for all components of the CSG Roojoom software license components specified below

Components included as part of the CSG Roojoom Product:

Software component	Status
CSG Roojoom run time engine	********
Journey templates logic & configuration	********
Customer data feed interface	********
External email server interface add-on	********
External SMS server interface add-on	********
Security	********
Email server	********
SMS server	********
Ad/retargeting add-on	********
On-site SDK add-on	********
App SDK add-on	********
Analytics engine	********
Analytics interface & dashboard	********
Content Management System (CMS) composer	********
Content Management System (CMS) content database	********
Customer management	********
Customer database	********
Mobile player	********
Desktop player	********
Roojoom Machine Learning processor	********
Configuration and admin interface (GUI)	********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL TERMS:

1.Confidentiality and Authorized Provider.  Customer hereby agrees that, as a result of CSG’s provision of CSG Roojoom, Roojoom Vendor shall have access to Confidential Information, including PII, of Customer's subscribers.  Customer hereby authorizes CSG to provide such access to the Roojoom Vendor and Customer hereby provides CSG a limited release and waiver of all rights and claims which Customer may have, whether presently known or unknown against CSG, which arise solely out of CSG’s provision of access to Customer Confidential Information for the limited purpose of Roojoom Vendor’s provision of the CSG Roojoom.  Notwithstanding the access CSG provides to the Roojoom Vendor, the foregoing shall not act to relieve CSG of the Confidentiality obligations provided in the Agreement.  In addition, Customer agrees to indemnify and hold CSG harmless of any third party claims resulting solely from CSG’s provision of access to Roojoom Vendor of Customer Confidential Information, specifically including subscriber data provided to Roojoom Vendor for its use in providing CSG Roojoom hereunder.  Customer authorizes CSG to engage the services of a third party in the provision of CSG Roojoom (“Roojoom Vendor”).  CSG agrees to be liable for the acts and omission of the Roojoom Vendor in the provision of TechSee services hereunder.

2.Ownership.  All trademarks, service marks, patents, copyrights, trade secrets, know-how and other proprietary rights, information, including feedback data (e.g., questions, comments, suggestions or the like) (whether orally or in writing) regarding the CSG Roojoom platform, in or related to CSG Roojoom are and will remain vested in, and the sole and exclusive property of, respectively, CSG and/or Roojoom Vendor, whether or not specifically recognized or perfected under applicable law.  CSG and/or Roojoom Vendor, as applicable, shall own all rights, title and interest, including all intellectual property rights, in and to any improvements to CSG Roojoom or to any new programs, upgrades, modifications or enhancements thereto, even when such refinements and improvements result from Customer’s request.  The intellectual property rights in the Software as supplied to the Customer by the Roojoom Vendor directly or through CSG, including any enhancements and modifications thereof, shall be the absolute property of, and shall vest and remain vested, in Roojoom Vendor and as applicable CSG.  To the extent, if any, that ownership in such refinements and improvements does not automatically vest in CSG and/or Roojoom Vendor by virtue of this Agreement or otherwise, Customer hereby transfers and assigns (and, if applicable, shall cause its affiliates to transfer and assign) to CSG and/or Roojoom Vendor, as applicable, all rights, title and interest which Customer or any of its affiliates may have in and to such refinements and improvements. Nothing in this Exhibit or the Agreement is intended to grant to the Customer any rights with respect to any software beyond what is expressly provided herein. For the avoidance of doubt, the Customer shall have no rights in and to any modifications, enhancements or any derivative works created by or on behalf of the Customer beyond what is expressly providing herein, if any, relating to CSG Roojoom, all of which (and all copyright and other intellectual property rights therein) shall belong to CSG and/or the Roojoom Vendor.

3.Roojoom Vendor.  Roojoom Vendor has the right to immediately suspend Customer’s license in the event Customer’s use violates applicable law.  Such suspension will last for ****** (**) **** or until such violation of the law is shown by Customer to be cured. CSG shall notify Customer immediately of any such suspension and shall facilitiate conversation with Roojoom Vendor to assist Customer in resolving the suspension of CSG Roojoom.  Roojoom Vendor may, but is under no duty to, review content that was uploaded to the CSG Roojoom platform and remove, block access or use of such content, or refuse to upload it on the CSG Roojoom platform, if Roojoom Vendor determines such content includes or does the following: (1) infringes or violates intellectual property rights of other parties, including patents, copyrights, trade secrets and trademarks; (2) identifies minors, their personal details or their address and ways to contact them; (3) includes software viruses, Trojan Horses, Worms, Vandals, Spyware and any other malicious applications; (4) encourages, supports, assists, provides instructions or advice in the committment of a criminal offense, under the applicable laws; (5) constitutes a violation of a person’s right for privacy or right of publicity; (6) is prohibited by any applicable law, including court restraining orders, to be posted, published, disseminated, or otherwise made available to the public; (7) threatens, abusive, harassing, defamatory, libelous, vulgar, violent, obscene or racially, ethnically or otherwise objectionable; and (8) unsolicited commercial communications (‘spam’), chain letters, or pyramid schemes.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.Third Party Beneficiary.  As to the Additional Terms of this Exhibit, Customer understands and agrees that Roojoom Vendor is a third party beneficiary solely to the additional terms provided in this Exhibit for CSG Roojoom.